UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On February 23, 2017, the Audit Committee (the “Audit Committee”) and the Board of Directors of Westmoreland Coal Company (“Westmoreland,” or the “Company”), after consultation with Westmoreland’s management, concluded that Westmoreland’s consolidated financial statements as of and for the years ended December 31, 2015, 2014, and 2013 and interim unaudited consolidated financial statements as of and for the quarters ended September 30, June 30, and March 31, 2016 and 2015 (collectively, the “Previously Issued Financial Statements”) should be restated for the reasons described below and, accordingly, that such Previously Issued Financial Statements should no longer be relied upon. Westmoreland’s management and the Audit Committee have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, Ernst & Young, LLP (“EY”).
In connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”) and during the year-end audit, management and EY reevaluated the Company’s January 1, 2003 adoption of FASB Statement No. 143, Asset Retirement Obligations (currently Accounting Standards Codification 410-20, Asset Retirement Obligations) in relation to the accounting for contractual reimbursements the Company will receive from certain customers upon the completion of final reclamation. Management and EY have concluded that in these circumstances the Company’s reclamation receivables should have been recorded as mineral rights and depleted on a units of production basis, cash received on performance of final reclamation should have been recorded as revenue, and cost of sales should have been recognized to reflect accretion of the asset retirement obligation liability. Certain other immaterial prior period errors will also be corrected as part of this restatement. The quantification of these restatements is ongoing, but the Company expects the following approximate impact:

Financial Statement Impact (in $ millions)	For the 9 months ended September 30, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Increase in revenue	$3.4	$9.5	$15.3
Increase in accretion expense (reflected in cost of sales)	8.7	9.1	9.9
Increase in depreciation, depletion, and amortization expense	11.8	9.6	9.4
(Decrease) in operating income	(17.1)	(9.2)	(4.1)

These restatements do not impact cash flows, liquidity, or debt covenant compliance, and increase Adjusted EBITDA1 due to the increase in revenue for all Previously Issued Financial Statements. Further, this change does not impact our conclusion that we will receive the related contractual reclamation reimbursements.
Westmoreland’s management conducted a reassessment of the Company’s internal controls and determined that a material weakness in the Company’s internal control over financial reporting existed. The material weakness relates to the ineffective review of the accounting policy for reclamation receivables for compliance with Generally Accepted Accounting Principles (“GAAP”). As a result, Westmoreland’s associated internal control procedures were not effective as of December 31, 2016 or 2015.
The Audit Committee concluded Westmoreland’s Previously Issued Financial Statements should be restated to correct the aforementioned errors and that, accordingly, such Previously Issued Financial Statements should no longer be relied upon. Related press releases, investor presentations or other communications describing Westmoreland’s financial statements for these periods should also no longer be relied upon. In addition, management’s annual report on internal control over financial reporting, set forth in Item 9A of Westmoreland’s Annual Report on Form 10-K as of and for the year ended December 31, 2015 should no longer be relied upon.

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1Adjusted EBITDA is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. This measure is not intended to be a substitute for those reported in accordance with GAAP. Adjusted EBITDA may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures. We believe Adjusted EBITDA is a key metric used by management and the Company’s Board of Directors to assess our operating performance and as a basis for strategic planning and forecasting. Accordingly, we believe it is useful to an investor in evaluating our performance. The impact of this restatement on Adjusted EBITDA will be included in our 2016 Form 10-K.

Westmoreland’s management intends to file as soon as practicable restated consolidated financial statements for the years ended December 31, 2015 and 2014 in the 2016 Form 10-K. In addition, the Company intends to include in the 2016 Form 10-K restated quarterly financial data for all quarters within the years ended December 31, 2016 and 2015, and Selected Financial Data for years ended December 31, 2016 through 2012. Based on the information regarding prior years that the Company intends to include in its 2016 Form 10-K, the Company does not intend to file amendments to the Company’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for any of the Previously Issued Financial Statements.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements contained in this Form 8-K are based on Westmoreland’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances, including statements regarding the Company's intent to restate its prior financial statements and the estimated adjustments of the restated financials, which are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. Westmoreland cautions you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise from the Company’s and its audit committee’s internal review, the risk that the process of preparing and auditing the restated financial statements or other subsequent events would require the Company to make additional adjustments and the time and effort required to complete the restatement of its financial statements, as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission. Any forward-looking statements made by Westmoreland in this Form 8-K speak only as of the date on which it was made. Westmoreland undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated February 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: February 24, 2017	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Administrative Officer, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated February 24, 2017